UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2021

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Verastem, Inc. (the “Company”) was held on May 18, 2021 in a virtual meeting format. At the Annual Meeting, the stockholders considered and acted upon the following proposals:

Proposal No. 1 — Election of Class III Director. The stockholders elected Gina Consylman to serve as Class III director until the 2024 Annual Meeting of Stockholders and until her respective successor is duly elected and qualified. 79,991,245 shares voted for the proposal; 1,386,154 shares votes against the proposal; and 174,939 shares abstained from voting on the proposal. There were 41,215,204 broker non-votes on the proposal.

Proposal No. 2 — Adoption of the Verastem, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The Company’s stockholders approved the adoption of the 2021 Plan. 52,628,516 shares voted for the proposal; 28,637,767 shares voted against the proposal; and 286,055 shares abstained from voting on the proposal. There were 41,215,204 broker non-votes on the proposal.

Proposal No. 3 — The Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. 121,919,775 shares voted for the proposal; 428,022 shares voted against the proposal; and 419,745 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

Proposal No. 4 — Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. 76,777,939 shares voted for the proposal; 4,322,711 shares voted against the proposal; and 451,688 shares abstained from voting on the proposal. There were 41,215,204 broker non-votes on the proposal.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Verastem, Inc. 2021 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 8, 2021)
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Date: May 20, 2021	By:	/s/ Brian M. Stuglik
Brian M. Stuglik
Chief Executive Officer